SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2002

NETMANAGE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-22158	77-0252226

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10725 NORTH DE ANZA BOULEVARD, CUPERTINO, CALIFORNIA		95014

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (408)  973-7171

N/A

(Former name or former address, if changed since last report

ITEM 4.  Change in Registrants Certifying Accountant

This is an amendment to the Form 8-K filed by NetManage, Inc. on June 14, 2002 and is filed to incorporate Exhibits 99.2 and 99.3 into the original filing.

On June 14, 2002, NetManage, Inc., or NetManage, determined for itself and on behalf of its subsidiaries, and affiliates, to dismiss its independent public accountants, Arthur Andersen LLP, Andersen, and to select Deloitte & Touche LLP to serve as its new independent accountants for the year ending December 31, 2002. This determination was recommended by NetManage’s Audit Committee and approved by NetManage’s Board of Directors.

Andersen’s reports on NetManage’s financial statements for each of the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2001 and 2000 and the interim period between December 31, 2001 and the date of this Form 8-K, there were no disagreements between NetManage and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

NetManage has provided Andersen with a copy of the foregoing disclosures and has requested a letter from Andersen stating whether it agrees with the disclosures contained herein. NetManage expects to file this letter with the Commission within ten business days of the date of this Report.

During the years ended December 31, 2001 and 2000 and through the date of this Form 8-K, neither NetManage nor anyone acting on their behalf consulted Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on NetManage’s financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  Financial Statement, Pro Forma Financial Information and Exhibits

(a)	Financial Statements and pro forma financial information

NONE

(b)	Exhibits

99.1. Press Release of NetManage, Inc. dated June 14, 2002
99.2. Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 24, 2002
99.3. Letter from Arthur Andersen LLP to NetManage, Inc. dated June 24, 2002
* Exhibit 99.1, Press Release of NetManage, Inc. dated June 14, 2002 was previously included with the Form 8-K filed June 14, 2002.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETMANAGE, INC.

By: /s/ Michael R. Peckham

Michael R. Peckham Senior Vice President and Chief Financial Officer

Date: June 27, 2002

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release of NetManage, Inc. dated June 14, 2002
99.2	Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 24, 2002
99.3	Letter from Arthur Andersen LLP to NetManage, Inc. dated June 24, 2002